UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2008
                                                         -----------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             0-51584               04-3510455
-----------------------------       ------------------       ----------------
(State or Other Jurisdiction)      (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


24 North Street, Pittsfield, Massachusetts                         01201
------------------------------------------                         -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (413) 443-5601
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

     Berkshire Hills Bancorp, Inc. hereby amends Item 1.01 of its Current Report on Form 8-K dated December 15, 2008, and filed on December 16, 2008 (the "Original Form 8-K"), to provide that David E. Phelps, not John B. Davies, was appointed to the Chairmanship of the Audit Committee of the Board of Directors. No other changes have been made to the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

     On December 15, 2008, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company of Berkshire Bank, entered into a six month consulting agreement (the "Agreement"), with David B. Farrell, a member of the Board of Directors of the Company (the "Board"). Under the Agreement, Mr. Farrell will provide certain consulting services relating to the wealth management and insurance operations of the Company and its subsidiaries.

     Under the Agreement, Mr. Farrell will receive a monthly fee of $20,835, and will be eligible to receive a bonus based on successful performance of his consulting duties. The Agreement also provides for a performance review after 90 days. A copy of the Agreement is attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

     In connection with the execution of the Agreement, Mr. Farrell has resigned as both a member and the Chairperson of the Audit Committee of the Board. Mr. Farrell will continue to serve as a director and has been appointed to the Risk Management Committee of the Board. The Board has appointed director Susan B. Hill to serve as a member of the Audit Committee, and director David E. Phelps, a current member of the Audit Committee, has been appointed to serve as the Chairperson of the Audit Committee. Ms. Hill has been designated as the Audit Committee financial expert.

     Mr. Farrell will assist the Company with brand integration and expansion strategies for its growing insurance and wealth management business lines. These lines contributed 20% of total revenues for the first nine months of 2008. Mr. Farrell was President and Chief Executive Officer of Bob's Stores until his retirement in February, 2008. Bob's Stores is an apparel retailer targeting moderate to upper-middle income shoppers through approximately 35 locations in the Northeastern United States.

     Mr. Farrell has been a director of the Company since 2005.

Item 9.01. Financial Statements and Exhibits

  (d) Exhibits.

  Exhibit No.       Description
  -----------       -----------

  10.1              Consulting  Agreement between Berkshire Hills Bancorp,  Inc.
                    and David B. Farrell, dated December 15, 2008. (Incorporated by reference to Exhibit 10.1 to the Registrants Form 8-K filed with the SEC on December 17, 2008)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Berkshire Hills Bancorp, Inc.



DATE:  December 17, 2008             By: /s/ Kevin P. Riley
                                         ---------------------------------------
                                         Kevin P. Riley,
                                         Executive Vice President and Chief
                                         Financial Officer